EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-23514, 33-40455, 33-49422, 33,49526, 33-58119,
33-87746, 333-48693, 333-74497, 333-90444 and 33-104476) of CONMED Corporation
of our report dated June 25, 2003 relating to the financial statements of CONMED Corporation Retirement Savings Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
Syracuse, NY
June 30, 2003



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